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                                                                    Exhibit 99.1

                                 [LETTERHEAD]

January 29, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of Form 8-K/A dated January 21, 1998, of Helpmate Robotics Inc. and are in agreement with the statements contained in the second and third paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                               /s/ Ernst & Young LLP